Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Huifeng Bio-Pharmaceutical Technology Inc. on Form 10-Q for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date here of, I, Sanding Tao, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2010

/S/ Sanding Tao
Sanding Tao Chief Financial Officer (Principal Accounting and Financial Officer)